Exhibit 99.2 INVESTOR DAY 2023 The presentations today contain information about Revance’s business for stockholders, potential investors, and financial analysts. The content shared is intended for this audience only.

INVESTOR DAY 2023 WELCOME MARK J. FOLEY – CHIEF EXECUTIVE OFFICER Intended for investor audience

INVESTOR DAY 2023 PR O GR A M REVANCE AESTHETICS DAXXIFY® KOL PANEL B R E AK REVANCE THERAPEUTICS Speakers: FUTURE GROWTH OPPORTUNITIES Mark J. Foley - Chief Executive Officer Dustin S. Sjuts – President FINANCIAL REVIEW Tobin C. Schilke – Chief Financial Officer CLOSING REMARKS David A. Hollander, MD – Chief Medical Officer Taryn M. Conway – General Manager, Aesthetics Q&A PANEL Rob E. Bancroft – General Manager, Therapeutics Intended for investor audience

Forward-Looking Statement Forward-Looking Statements Any statements in this presentation that are not statements of historical fact, including statements related to our 2023 guidance and guidance plans; our adjusted gross margins; our funding to cash flow breakeven; our capital requirements; the timing for reaching positive adjusted EBITDA; projected loss from the services segment; anticipated restructuring and impairment charges; the plans for the OPUL® business and the anticipated cash to be freed up from the exit of the OPUL® payments business; our ability to successfully commercialize DAXXIFY®, drive adoption, take market share and grow; our blockbuster potential; DAXXIFY® cervical dystonia launch; our market opportunity, market growth and market resiliency; our therapeutics pipeline expansion; our potential to disrupt the market; our contract manufacturer plans; potential product margins; future innovations; injector, consumer and payer expectations, preferences and behavior; the impact of DAXXIFY® pricing on injectors, consumers and payers; our ability to deliver loyalty and practice partnership solutions; the potential benefits and performance of our products; the efficacy, duration and safety of DAXXIFY®; symptom reemergence in cervical dystonia patients; reimbursement expectations; our ability to optimize patient outcomes and practice integration; the infrastructure and key milestones related to DAXXIFY® for the treatment of cervical dystonia; the commercialization of DAXXIFY® through our Fosun partnership and anticipated approvals; international expansion; development of a biosimilar to onabotulinumtoxinA for injection with Viatris; our partnerships; and our business and marketing strategy, timeline and other goals, and plans and prospects, including our commercialization plans; constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, events, circumstances or achievements reflected in the forward-looking statements will ever be achieved or occur. Forward-looking statements are subject to risks and uncertainties that could cause actual results and the timing of events to differ materially from our expectations. These risks and uncertainties relate to, but are not limited to: our ability to obtain funding for our operations; the timing of capital expenditures; the accuracy of our estimates regarding expenses, revenues, capital requirements, our financial performance and the economics of DAXXIFY® and the RHA® Collection of dermal fillers; the extent of future impairment charges; our ability to comply with our debt obligations; the impact of macroeconomic factors on our manufacturing operations, supply chain, end user demand for our products, commercialization efforts, business operations, regulatory meetings, inspections and approvals, clinical trials and other aspects of our business and on the market; our ability to maintain approval of our products; our ability and the ability of our partners to manufacture supplies for DAXXIFY® and our drug product candidates; our ability to acquire supplies of the RHA® Collection of dermal fillers; the uncertain clinical development process; our ability to obtain, and the timing relating to, regulatory submissions and approvals with respect to our drug product candidates and third-party manufacturers; the risk that clinical trials may not have an effective design or generate positive results or that positive results would assure regulatory approval or commercial success; the applicability of clinical study results to actual outcomes; the rate and degree of economic benefit, safety, efficacy, commercial acceptance, market, competition and/or size and growth potential of DAXXIFY®, the RHA® Collection of dermal fillers, and our drug product candidates, if approved; our ability to successfully commercialize DAXXIFY® and to continue to successfully commercialize the RHA® Collection of dermal fillers; the timing and cost of commercialization activities; securing or maintaining adequate coverage or reimbursement by third-party payors for DAXXIFY®; the proper training and administration of our products by physicians and medical staff; our ability to gain acceptance from physicians in the use of DAXXIFY® for therapeutic indications; our ability to expand sales and marketing capabilities; the status of commercial collaborations; changes in and failures to comply with laws and regulations; our ability to continue obtaining and maintaining intellectual property protection for our products; the cost and our ability to defend ourselves in product liability, intellectual property, class action or other lawsuits; our ability to limit or mitigate cybersecurity incidents; the volatility of our stock price; and other risks. Detailed information regarding factors that may cause actual results to differ materially from the expectations expressed or implied by statements in this presentation may be found in our periodic filings with the Securities and Exchange Commission (“SEC”), including factors described in the section entitled Risk Factors in our Form 10-K filed with the SEC on February 28, 2023, and including, without limitation, our Form 10-Qs for the quarters ended March 31, 2023 and June 30, 2023, filed with the SEC on May 9, 2023 and August 8, 2023, respectively. The forward-looking statements in this presentation speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Use of Non-GAAP Financial Measures The Company has presented certain preliminary and unaudited non-GAAP financial measures in this presentation, including non-GAAP R&D expense, non-GAAP operating expense, adjusted gross margin and adjusted EBITDA. Non-GAAP R&D expense excludes depreciation, amortization, non-cash stock-based compensation and restructuring charges. Non-GAAP operating expense excludes costs of revenue, depreciation, amortization, stock-based compensation, and restructuring and impairment charges. Adjusted gross margin is defined as gross margin, excluding stock-based compensation, depreciation and amortization. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, stock-based compensation. Actual non-GAAP R&D expense, non-GAAP operating expense and adjusted EBITDA may exclude extraordinary items not indicative of our ongoing operating performance such as restructuring and impairment charges. The Company excludes costs of revenue, depreciation, amortization, stock-based compensation and extraordinary items like restructuring and impairment charges because management believes the exclusion of these items is helpful to investors to evaluate the Company’s recurring operational performance. Company management uses these non-GAAP financial measures to monitor and evaluate its operating results and trends on an ongoing basis, and internally for operating, budgeting and financial planning purposes. The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. Certain non-GAAP measures included in this presentation were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable effort because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. Such items include costs of revenue, depreciation, amortization, stock-based compensation as well as extraordinary items like restructuring and impairment charges. The unavailable information could have a significant impact on the Company’s GAAP financial results. Intended for investor audience

We seek to disrupt large, established, and growing markets in aesthetics and therapeutics through innovation 5 Intended for investor audience

® DAXXIFY anchors our portfolio st 1 true innovation in neuromodulator formulation in >30 years Pipeline in a product totaling $5B U.S. market 1 opportunity 1. Market size as of 2022. Data on file. Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global, 2023. Intended for investor audience

Our journey is rooted in >20 years of R&D $302M Cumulative Product Revenue (Q2’23) 2020 - Today 2002 2007 2012-2021 2018-2020 Commercialization Injectable Topical Strategic Peptides + Botulinum Toxin Botulinum Partnerships Biologics RHA® Collection Teoxane SA Clinical Toxin Program Clinical Work + Viatris Program DAXXIFY® Fosun Intended for investor audience

We have a clear strategy to execute our vision Intended for investor audience

PR OVI D E R - CE N T R I C GROWTH PIPELINE I N N OVA T IVE S TRATE GY PR OD U CT S ® Leverage DAXXIFY Execute provider-centric Aesthetics, Therapeutics, ® and RHA Collection commercial strategy to International Expansion, to underpin growth maximize portfolio value Partnerships, Supply Chain Intended for investor audience

With a roadmap to unlocking our blockbuster opportunity in U.S. aesthetics and beyond Intended for investor audience

2023 2024 Beyond ® • DAXXIFY cervical dystonia • Contract manufacturer addition ® DAXXIFY commercial launch launch ® • DAXXIFY international expansion ® Continued growth of RHA fillers • Anticipated approvals in aesthetics and therapeutics • Therapeutic pipeline expansion ® FDA approval – DAXXIFY in China through Fosun cervical dystonia ® partnership • Anticipated biosimilar to Botox approval and launch through Contract manufacturer added ® • Additional DAXXIFY Viatris partnership international regulatory Salesforce expansion filings $320M in cash as of Q2’23 + $50M in notes funded Intended for investor audience

INVESTOR DAY 2023 REVANCE AESTHETICS Intended for investor audience

A GEND A U.S. Facial Injectables Landscape ® DAXXIFY Overview, Launch Progress and Update ® RHA Collection Overview, Launch Progress and Update Loyalty and Practice Partnership ® DAXXIFY KOL Panel Intended for investor audience

U.S. FACIAL INJECTABLES LANDSCAPE Intended for investor audience

The U.S. facial injectables market is robust and attractive 2 Market penetrated <10% $2.5B N EUR O MO D UL A T O R S 1 0. 6 % CA GR Cash pay, high margins #1, #2 most performed minimally $3.9B 3 invasive cosmetic procedures 1 US MARKET OPPORTUNITY 9.5% CAGR Strong historic and forward CAGR >8% $1.4B DE R M A L Historically resilient to macroeconomic F ILL E R S 7 .6% C A G R factors 1. Data on file. Market size as of 2022. CAGRs represent projected estimates (2022-2027). 2. From Extreme to Mainstream: The Future of Aesthetics Injectables. McKinsey & Company, Dec. 2021. 3. American Society of Plastic Surgeons. “Surgery Statistics Report,” 2020. Pg. 6. Intended for investor audience

SURVEY QUESTION : If you had to reduce overall spending, what are the three areas you are most likely to cut back on? Nail care 51.4% Aesthetic Clothing 49.7% treatments are Spa/massage 47.3% resilient; only 25% Fitness/ gym membership 38.5% of consumers Travel 30.7% would cut back if Cosmetics 29.5% they had to Aesthetic treatments or procedures 24.7% reduce overall Hair care 16.2% spending Skin care 6.0% Other 5.9% Source: The State of Aesthetics – Summer 2023 by the Numbers, BeautyEngine Aesthetics Survey, (n=945). Intended for investor audience

Three pillars to compete effectively in the facial injectables market: N E U R OM OD U L ATOR F I LLER EN G A G EME N T Loyalty & Practice Partnership + + Intended for investor audience

® DAXXIFY OVERVIEW, LAUNCH PROGRESS & UPDATE Intended for investor audience

® THE DAXXIFY DIFFERENCE Intended for investor audience

1st and only peptide formulated, long-lasting neuromodulator

Innovation foundation—proprietary Peptide Exchange Technology™ (PXT)

Advantages of stabilizing BoNT/A with PXT:

- Prevents adsorption and aggregation of BoNT/A[1,2]
- Enhances BoNT/A affinity for cell membranes[3*]
- Increases amount of cleaved SNAP-25 in neuronal cells[4]
- Anchors BoNT/A in its target tissue[3*]


daxibotulinumtoxinA-lanm
DAXXIFY
FOR INJECTION
Revance Therapeutics, Inc.

Proprietary, synthetic, 35 amino acid, stabilizing peptide excipient with a highly positive charge[5-7]

*Based on in vitro data.[3]

1.Malmirchegini R, Too P, Oliyai C, Joshi A. Revance's novel peptide excipient, RTP004, and its role in stabilizing daxibotulinumtoxinA (DAXXIFY™) against aggregation. Poster presented at: TOXINS 2019; January 16-19, 2019; Copenhagen, Denmark
2. Smyth T, Oliyai C, Joshi A. Stabilizing effect of RTP004 on nonspecific surface adsorption in drug product manufacturing of daxibotulinumtoxinA (DAXXIFY™). Poster presented at: TOXINS 2019; January 16-19, 2019; Copenhagen, Denmark
3. Solish et al. *Drugs*. 2021:81(18):2091-2101.
4. Pellett et al. *mBio*. 2018;9(2):e00089-16.
5. DAXXIFY®. Prescribing Information. Revance Therapeutics, Inc; 2022
6. Waugh et al. *Methods Mol Biol*. 2011;683:553-572;
7. Fabi et al. *Dermatol Surg*. 2020:47(1):48-54.

REVANCE®
Intended for investor audience

SURVEY QUESTION : On a scale from 1 to 5, how important are these factors when deciding which neurotoxin to use? #1 Duration continues to be the most important factor for consumers when deciding which neuromodulator to use Source: The State of Aesthetics – Summer 2023 by the Numbers, Beauty Engine Aesthetics Survey, (n=623). Intended for investor audience

® How is DAXXIFY different? ® Botox ® 1 ®3 ®4 ®5 DAXXIFY Dysport Xeomin Jeuveau 2 Cosmetic Molecular weight 150 kDa 900 kDa ~400 kDa 150 kDa 900 kDa Glabellar line dose 40U 20U 50U 20U 20U 6 6 6 7 Core active ingredient (ng) 0.18 ng 0.18 ng 0.27 ng 0.08 ng 0.12 ng ✓ Peptide excipient formulation No human serum albumin✓ No animal-derived components ✓ Manufactured in U.S.✓ 1. Revance Data on file (SAKURA 1 and 2 Phase 3 Trials with 4. Full details included in Xeomin product insert. *Mass of 150kDa core neurotoxin contained within the glabellar line dose for DaxibotulinumtoxinA-Ianm 40 Units). 5. Full details included in Jeuveau product insert. each product. All other trademarks referenced herein are the property of 2. Full details included in BOTOX® product insert. 6. Field, et al. AbobotulinumtoxinA (Dysport®), OnabotulinumtoxinA (BOTOX®), their respective owners. 3. Full details included in Dysport product insert, FDA Dysport and IncobotulinumtoxinA (Xeomin®) Neurotoxin Content and Potential Summary Basis of Approval (CMC section). Implications for Duration of Response in Patients, Toxins 2018, 10(12), 535. 7. Full details included in Canadian Nucevia Product Monograph. Intended for investor audience

® The differentiated duration profile of DAXXIFY is demonstrated across clinical programs in aesthetics and therapeutics A ESTH ETI C S TH ER A P U ET I C S 20-24 weeks 24 weeks Median duration Median duration SAKURA pivotal trials and OLS – largest ASPEN-1 Phase 3 pivotal trial and OLS for Phase 3 clinical program conducted cervical dystonia (24 weeks with 125U; for glabellar lines 20 weeks with 250U) Intended for investor audience

Launch Solid Encouraging Executing on Highlights Commercial Real-World Opportunities Progress Learnings to Maximize on Product to Launch Performance Intended for investor audience

DAXXIFY® Commercial Timeline

Measured launch strategy was designed to **inform optimal market positioning**


SALES FORCE EXPANSION & RAMP
Sept 2022
U.S. FDA APPROVAL
Sept 2022
PrevU FACULTY TRAINING
Dec 2022
PrevU PROGRAM (~400 accounts)
Mar 2023
TARGETED COMMERCIAL LAUNCH
Now
1 year approval anniversary

FOCUS:
Limited launch to focus on practice integration and clinical performance in real-world setting

FOCUS:
Leverage PrevU learnings to evolve messaging and strategy

REVANCE®

Intended for investor audience

ST 1 1 LAUNCH YEAR SALES BY BRAND ( $M ) $25 $49M $20 Most successful neuromodulator $15 ® launch since Botox $10 1 Cosmetic $5 $0 Launch Qtr 1 Launch Qtr 2 Launch Qtr 3 Launch Qtr 4 ® ® ® ® Dysport Xeomin Jeuveau DAXXIFY 1. Based on Q4’22 to Q2’23 DAXXIFY sales and first year launch sales of Dysport, Xeomin, Jeuveau. Intended for investor audience

HCPs have converted **16%** of their patients to DAXXIFY®, the **majority** coming from the leading competitor

	% SHARE PRE-DAXXIFY® LAUNCH	DAXXIFY® % SHARE TAKE (Past 3 Months)
Botox® Cosmetic	51%	8%
Dysport®	28%	4%
Jeuveau®	12%	2%
Xeomin®	9%	2%

Brand split in past 3 months compared to before DAXXIFY® launch[1-4]

1. To date, what percentage of your DAXXIFY patients switched from each of the following toxin brands? (N=225)
2. Before DAXXIFY's launch, what percentage of your aesthetic neurotoxin patients were injected with each of the following neurotoxin brands? (N=225)
3. Over the past 3 months, what percentage of your total aesthetic neurotoxin patients have you injected with DAXXIFY? (N=225)
4. Note that data has been normalized to represent conversion of patients previously receiving another neurotoxin brand and does not account for changes in share or share gains from naïve patients

*Source: Independent DAXXIFY survey (N=225), KX Advisors, August 2023. HCPs refer to healthcare professionals.

REVANCE®
Intended for investor audience

Encouraging Real-World Learnings Intended for investor audience

S ATI S F AC T I O N from Respondents >4 out of 5 HCPs and 82% of HCPs are satisfied or very satisfied patients are satisfied ®1 with the results of DAXXIFY or very satisfied with the aesthetic results 84% ® ® of DAXXIFY patients are satisfied or from DAXXIFY 2 very satisfied with their results Based on HCP perception 1. Do you feel very satisfied, satisfied, or not satisfied with the results of DAXXIFY® in your aesthetic toxin patients? (N=225) 2. What percentage of your DAXXIFY patients are very satisfied, satisfied, or not satisfied with the results of DAXXIFY® Answers must sum to 100% (N=225) *Independent DAXXIFY® survey (N=225), Kx Advisors, August 2023. HCPs refer to healthcare professionals.. Intended for investor audience

® Real-world feedback on the duration of DAXXIFY is consistent with our clinical trial data None or Mild Response Rates on 4-Point Investigator Assessment Over Time SAKURA 3 Cycle 1 (n=2380 treatments) 98 100 96 95 SAKURA 3 Cycle 2 (n=882 treatments) 88 88 90 86 90 86 SAKURA 3 Cycle 3 (n=568 treatments) 83 80 79 74 SAKURA 1 DAXXIFY 40U (n=201) 80 75 70 74 70 SAKURA 2 DAXXIFY 40U (n=204) 64 60 Dysport® USPI: GL-1 58 54 51 Dysport® USPI: GL-3 50 48 BOTOX® Cosmetic USPI 43 40 38 Jeuveau® : EV-001 29 30 29 25 21 20 23 16 9 10 14 Note: 6 7 3 0 Results drawn from multiple studies. Weeks 0 4 8 12 16 20 24 28 32 36 Caution should be used when Days 30 60 90 120 150 180 210 240 interpreting cross-study comparisons. United States Prescribing Information Phase 3 Studies in GL for Jeuveau data from results published in Dermatologic Surgery March 2019. Non-responder imputation was used for visits post Week 24. each neuromodulator with data available through at least Day Note: In SAKURA 1 and 2 (ITT), missing data were imputed with the worst BOTOX, Dysport and Jeuveau are registered trademarks of their 120 conducted separately and presented for reference only; USPI: US post-baseline outcome (or best outcome for Placebo arm) on visits up to respective companies Package Insert. Week 24. Intended for investor audience % OF SUBJECTS

® 1 % of HCPs who inject DAXXIFY in each treatment area GLABELLAR LINES FOREHEAD LINES 98% 98% ® DAXXIFY is used UNDER THE EYES LATERAL BROW 40% 84% broadly across NOSE CROW’S FEET 72% 97% UPPER LIP LINE the face GUMMY SMILE 57% 33% MARIONETTE LINES JAWLINE 43% 43% CHIN NECK 57% 50% 1 Over the past 3 months, what percentage of your Daxxify patients were injected in the following treatment areas? (N=225) *Independent DAXXIFY survey (N=225), Kx Advisors, August 2023. Intended for investor audience

FAST TREATMENT ONSET

Based on patient diary data from SAKURA 1 and 2 pivotal trials



BASELINE DAY 2

40U GL TREATMENT | AGE: 40

IMPROVED SKIN SMOOTHNESS

A quantitative image analysis demonstrated improved skin smoothness in patients who have been treated with DAXXIFY® in glabellar lines[1]

90%

of patients achieved improvement in skin texture at week 2[2]

1. Revance poster presented at: DERM2023 NP/PA CME Conference; August 3-6, 2023, Las Vegas, NV.
2. in subjects that had more texturized skin at baseline

REVANCE®
Intended for investor audience

® Top 3 reasons why HCPs prefer DAXXIFY over first-choice short-acting toxin Duration of effect 73% “DAXXIFY works faster, lasts longer, skin looks Quick onset of effect 70% better.” Aesthetic Physician Private Practice Skin quality 55% ® % of HCPs who rank DAXXIFY “Superior” to first-choice 1 short-acting toxin 1. On a scale of 1 to 7, with 1 being highly inferior performance vs. your first-choice short-acting toxin and 7 being highly superior vs. your first-choice short-acting toxin, how does DAXXIFY® perform across each of the following attributes? (N=225) *Source: Independent DAXXIFY survey (N=225), KX Advisors, August 2023. HCPs refer to healthcare professionals. Intended for investor audience

ADDITIONAL OBSERVATIONS… • Straight-forward reconstitution • Similar glabellar lines injection technique • Importance of proper dosing • No human serum albumin (HSA) or animal proteins and U.S.-based manufacturing Intended for investor audience

1st true innovation in neuromodulator formulation in over 30 years

FORMULATION

1st and only peptide powered formulation (PXT)

ONSET[1]

Clinical/visible results typically seen within 48 hours

SKIN QUALITY[3]

Appearance of improved skin texture


daxibotulinumtoxinA-lanm
DAXXIFY
FOR INJECTION
Revance Therapeutics, Inc.

DURATION[1]

Long-lasting treatment of effect

EFFICACY[2]

98% of patients achieved none or mild wrinkle severity at week 4 per investigator assessment[2]

SAFETY[1]

Generally safe and well-tolerated with low rate of adverse events

1. Based on Phase 3 SAKURA clinical program. Onset based on patient diary data from SAKURA 1 and 2 pivotal trials.
2. 74% of subjects achieved a > two-grade improvement in glabellar lines at week 4 per both investigator and patient assessment
3 Data on file. Revance poster presented at: DERM2023 NP/PA CME Conference; August 3-6, 2023, Las Vegas, NV.

REVANCE
Intended for investor audience

Opportunities to Enhance our Launch Success Intended for investor audience

MAIN TAKEAWAY BASED ON CUSTOMER FEEDBACK Alignment between price and product expectations is critical to unlocking meaningful adoption 37 Intended for investor audience

With alignment SUCCESS FACTORS between price • Proper expectation setting and expectations, ® • Alignment between price and desired outcome DAXXIFY has become top share • Favorable economics of wallet in some practices Intended for investor audience

HIGH PREMIUM CAN LEAD TO When there’s • Elevated consumer expectations misalignment, • More involved switch discussion hurdles to deeper • Consumer price sensitivity adoption exist • No movement expectations Intended for investor audience

“We think we could switch over 50% of our Real-world experience confirms patients if DAXXIFY® was the unique performance profile of priced competitively DAXXIFY® and reinforces our potential ® with Botox .” to achieve broad-based adoption Plastic Surgeon, Private Practice Intended for investor audience

Positioning ourselves for meaningful share gain Intended for investor audience

® New DAXXIFY pricing st effective September 1 OB JEC T I VES : 1. Positions 2. Makes switching 3. Gives providers 4. Allows the ® ® DAXXIFY to be to DAXXIFY flexibility to full value competitively easier for both enhance their proposition of ® ® priced to Botox injectors and economics DAXXIFY to be Cosmetic for the consumers unencumbered provider by price IInt ntend ended ed f for or i inv nves est tor or a aud udiienc ence e

Execution, Early Insights and Expectations for Q3 2023 Based on recent roll out of EARLY INSIGHTS EX EC U TI ON st Based on 1 week of September pricing program coupled Rolled out new pricing program Strong positive feedback st on September 1 with traditional seasonality, 50% increase in number of accounts Currently re-engaging existing ordering DAXXIFY® vs. first week in June Q3 ‘23 product revenue DAXXIFY® practices 60% increase in the number of accounts • Focused on current vs new who have already ordered two or more has the potential to be times vs. first week in June • Partnering with practices on strategy for greater consumer Early confidence in broader adoption around conversion through price change Q2 ‘23 levels Intended for investor audience

Launch strategy, • Measured launch strategy provided valuable learnings real-world learnings • DAXXIFY’s differentiated performance profile continues and pricing to be clinically validated adjustments ® position DAXXIFY • Launch optimizations underway for future growth • Strong foundation for long-term success Intended for investor audience

® RHA COLLECTION OVERVIEW & PROGRESS UPDATE Intended for investor audience

RHA® Collection – First and only FDA-approved hyaluronic acid dermal fillers for the correction of dynamic facial wrinkles and folds[1]

RHA Redensity™



Weightless filler that smooths delicate lipstick lines (perioral rhytids)

RHA® 2 & RHA® 3



Elegant softening and **refined smoothing** for moderate to severe facial lines

RHA® 4



Natural volume for moderate to severe folds and deeper deficits

1. RHA® Redensity is indicated for injection into the dermis and superficial dermis of the face, for the correction of moderate to severe dynamic perioral rhytids in adults 22 or older. RHA® 2, RHA® 3 and RHA® 4 are for the correction of moderate to severe dynamic facial wrinkles and folds, such as nasolabial folds, in adults 22 or older. Directions for Use. Revance Therapeutics, Inc, 2020.

REVANCE
Intended for investor audience

RHA® is designed to more closely resemble natural HA[1-3]

- Designed for facial dynamic movement
- Created to be adaptable to facial animation for long-lasting, natural-looking results


A
B
C

A Intrinsic non-covalent bonds
B Long hyaluronic acid chains
C Low degree of BDDE modification

1. Kaufman-Janette et al. *J Cosmet Dermatol.* 2019;18(5):1244-1253.
2. Monheit et al. *Dermatol Surg.* 2020;46(12):1521-1529.
3. Mashburn et al. Evaluation of the impact of hyaluronic acid (HA) filler manufacturing technologies on HA chain degradation. Poster presented at: American Society for Dermatologic Surgery Virtual Annual Meeting; October 9-11, 2020. 4. Data on file. RDRE 2016—US Products, 2016. Newark, CA: Revance Therapeutics, Inc, 2016. 5. Faivre et al. *Dermatol Surg.* 2021;47(5):159-167.

REVANCE®
Intended for investor audience

All HA gels have the same starting material, RHA® technology preserves greater HA chain length[1]

HA chains of RHA® Collection gels are **up to 5x longer** than HA chains of other products[1]

	HA LENGTH	
HA Gel Technology	**Starting Material (MW)**	**Finished Product (MW)**
Preserved Network Technology (PNT™)	≥1500 kDa	~500-660 kDa
NASHA™	≥1500 kDa	~200 kDa
XpresHAn (OBT™)	≥1500 kDa	~100-275 kDa
Hylacross™	≥1500 kDa	~300 kDa
Vycross®	90% ≤1000 kDa	~100-165 kDa

NASHA=Non-Animal Stabilized HA; OBT=Optimal Balance Technology.

1. Mashburn J, Faivre J, Bourdon F. Evaluation of the impact of hyaluronic acid (HA) filler manufacturing technologies on HA chain degradation. Poster presented at: American Society for Dermatologic Surgery Virtual Annual Meeting; October 9-11, 2020.

REVANCE®
Intended for investor audience

RHA® Collection offers injectors **versatility** in treating a wide range of patient needs

INJECTION DEPTHS BY SKU


RHA Redensity™
RHA® 2
RHA® 3
RHA® 4
Epidermis
Superficial Dermis
Mid Dermis
Deep Dermis
Subcutaneous Fat
Muscle
Deep Fat
Periosteum
Bone

RHA Redensity™



Fine-tuned finish for moderate to severe perioral rhytids

RHA® 2



Elegant softening for moderate to severe facial lines

RHA® 3



Refined smoothing for moderate to severe wrinkles and folds

RHA® 4



Natural volume for moderate to severe folds and deeper deficits

REVANCE®

Intended for investor audience

® RHA growth continues, wins 9% of market share within just 3 years of launch ® REVENUE ($M) RHA Collection RA N KE D $150 9% Market Share Q2’ 23 >$250M #1 Cumulative Profitability to $100 Revenue (Q2’ 23) My Practice $123 $107 $50 RA N KE D RA N KE D $71 #1 #1 $13 $- YOY Brand Growth Relationship with 2020 2021 2022 TTM Q2'23 in (Q2’ 23) Sales Rep Rankings based on Guidepoint data from July 2023. * YOY sales growth in Guidepoint POS data based on Q2 2023 Intended for investor audience

ACCOUNT GROWTH Strong commercial execution >6,000 >5,000 >3,000 ~1,000 YE 2020 YE 2021 YE 2022 Q2 2023 Intended for investor audience

LOYALTY & PRACTICE PARTNERSHIP DUSTIN S. SJUTS P R ESI D EN T Intended for investor audience

Enhance the customer experience at every touchpoint Our loyalty and practice Deliver a loyalty program to customers and consumers in addition to portfolio pricing partnership Continue to leverage data and digital capabilities priorities to enhance engagement Intended for investor audience

Practice Locator Virtual & Digital in-person Marketing training Our customer engagement Data initiatives include Loyalty & Capabilities Injector Practice and insights an expanded range Events Partnership of offerings, which currently include Practice payment processing Services Payment Processing Direct-to- Consumer Intended for investor audience

M EM B ER S H I P S MARKET DATA Why payments? We acquired HintMD in 2020 ® and introduced the OPUL TECH & TALENT R EV EN U E platform in 2021 to accelerate G R O SS Processing Volume ($M) our digital capabilities $664 $511 $102 2020 2021 2022 Intended for investor audience

® Despite our progress with OPUL , the significant costs and resources required for a payments business no longer align with our capital allocation priorities Intended for investor audience

® • Exiting OPUL payments business by end of Q1 2024; ceasing related R&D spend while exploring strategic alternatives - 2023 projected loss from services segment ~$25M − Preliminary and estimated non-cash impairment Next steps charges from goodwill and other assets between $80M - $100M, which will increase 2023 GAAP ® opex guidance for OPUL − Reduction in 2023 Non-GAAP operating expense guidance by $5M • Continue to leverage technical architecture and digital capabilities to execute on our loyalty and practice partnership priorities Intended for investor audience

• Learnings to date validate the innovation of Well- ® DAXXIFY and our launch strategy positioned • Clear launch optimizations underway to maximize for continued share-take over time growth across • Competitive toxin and filler portfolio supported by aesthetics ® continued success of RHA Collection and future innovations to come portfolio • Growing loyalty and partnership capabilities support long-term success of aesthetics franchise Intended for investor audience

® DAXXIFY KOL PANEL T ARYN M. CONWAY GENERAL MANAGER, AESTHETICS Intended for investor audience

INVESTOR DAY 2023 REVANCE THERAPEUTICS DUSTIN S. SJUTS – P R ES ID ENT Intended for investor audience

A GEND A Market Landscape Addressing the Unmet Need Commercial Launch Strategy Intended for investor audience

MARKET LANDSCAPE Intended for investor audience

1 $2.5B U.S. Market by Indication GLOBAL MARKET OPPORTUNITY IN D IC A T IO N M AR KE T S HAR E M A R K ET SIZ E Cervical Dystonia 14% $345M 8 4% US Spasticity 27% $654M Migraine 40% $977M $2.9B +8% CAGR Overactive Bladder 6% $159M Other 13% $331M 16% E X US 1. Market size as of 2022. CAGRs represent projected estimates. Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2023. Intended for investor audience

® DAXXIFY for cervical dystonia provides entry into significant therapeutics opportunity 1st 12 Years True innovation in Since a new botulinum toxin has over 30 years been introduced to U.S. market Intended for investor audience

Cervical dystonia is a painful and disabling chronic condition that causes the neck 1 muscles to involuntarily contract PATIENTS DIAGNOSED IN THE U.S. AGE OF ONSET TYPICALLY ~60,000 40-60s AFFECTS WOMEN 2x 85% AS OFTEN AS MEN TREATED BY BoNTs* 65 65 * Kx Movement Disorder Survey Q2,. 2019 C CO ONFI NFIDE DEN NTI TIA AL L:: D Do n o not ot prin print t,, c copy opy,, or dis or dist tribu ribut te. e. 1 Comella C. Patient perspectives on the therapeutic profile of botulinum neurotoxin type A in cervical dystonia. J of Neurology, 2020. Intended for investor audience

2022 Share 1 ® US Botox has never been CD seriously challenged 1989 Botox® by new entrants 83% (Abbvie) Type A OTHER COMPETITORS 2000 Myobloc® ® 2% Myobloc (Supernus) Type B • 2nd line 2009 • Primarily reserved for type A Dysport® 5% non-responders (Ipsen) Type A ® ® Dysport /Xeomin 2010 Xeomin® 10% (Merz) • Lack clinical differentiation Type A • Primarily focus on low- 2 cost positioning with payers $345 TOTAL ($M) 1. Internal estimate based on 2022 claims data. 2. Decision Resources Group Therapeutic Botulinum Toxin Market Intended for investor audience Analysis Global 2023

CD physician community is **concentrated and conservative**, dealing with complex conditions and treatments

PRACTICE FACTS

~70%
OF CD PATIENTS*

Are treated by top 20% of physicians **(~1,000 injectors)**

90% OF PATIENTS TREATED EVERY 90 DAYS

85% OF PRACTICES USE "BUY & BILL" REIMBURSEMENT

PRACTICE MINDSET

CONSERVATISM

Physicians cautiously optimize toxin dosing in CD over 2-4 cycles to minimize side effects

NO CURE

The best outcome is improvements in patient's daily functioning and quality of life

*Internal estimate based on 2022 claims data.

REVANCE
Intended for investor audience

Physical Limitations Loneliness Shame Loneliness For majority of CD patients, conventional BoNTs do not provide 1-3 Embarrassment durable symptom relief. Patients are left to struggle with the full Stress Shame severity of the disorder 1-3 for weeks at a time. Disability 1. Benecke R, Jost WH, Kanovsky P, Ruzicka E, Comes G, Grafe S. A new botulinum toxin type A free of complexing proteins for treatment of cervical dystonia. Neurology. Embarrassment 2005;64(11):1949-1951. 2. Data on file. Revance® Market Research 2019: Understanding the Value of DaxibotulinumtoxinA for Injections’ Therapeutic Franchise. 3. Evidente VGH, Fernandez HH, LeDoux MS, et al. A randomized, double-blind study of repeated incobotulinumtoxinA (Xeomin(®)) in cervical dystonia. J Neural Transm Intended for investor audience (Vienna). 2013;120(12):1699-1707. Shame

ADDRESSING THE UNMET NEED DAVID A. HOLLANDER, MD CHIEF MEDICAL OFFICER Intended for investor audience

Cervical dystonia patients typically experience a return of symptoms prior to their next BoNT treatment Due to product labeling restrictions and reimbursement policies, BoNT treatments are spread out 12 weeks or more, during which most CD patients experience a re-emergence of symptoms. 1 2 FIGURE 1: Patient Experience Following a BoNT-A Treatment FIGURE 2: Preferred Retreatment Intervals in CD 35 Peak therapeutic effect: 32.1 (~4.5 weeks) 30 25 22.4 Symptom re-emergence: 20 Onset of effect: (~ 10.5 weeks) 15.7 (~ 1.7 weeks) 14.2 15 8.2 10 5.2 0 4 8 12 5 1.5 Time (weeks) 0.8 0 0 Injection Next Injection <7 7–8 9–10 11–12 13–14 15–16 17–18 19–20 >20 Preferred Retreatment Intervals (weeks) All BoNT labels have retreatment restrictions prior to week 12 1. Comella C, et al. Patient perspectives on the therapeutic profile of botulinum neurotoxin type A in cervical dystonia. J Neurol, 20211, 268(3):903-912; 2. Sethi K, et al. Satisfaction with botulinum toxin treatment: a cross-sectional survey of patients with cervical dystonia. J Med Econ, 2012, 15(3):419-423. Intended for investor audience Surveyed Response Percentage of Patients

DAXXIFY® Cervical Dystonia Phase 3 Trial (ASPEN-1)

Two Phase 3 trials were conducted in cervical dystonia patients, including a randomized study evaluating two doses (Aspen-1) and an open-label trial involving repeat dosing (Aspen-OLS).[1-2]



Adults with
Moderate to Severe
Cervical Dystonia
N = 301 (3:3:1)
• Moderate to severe CD (TWSTRS-Total ≥ 20)
• Toxin-naïve or experienced
DAXXIFY 250U (n=130)
DAXXIFY 125U (n=125)
Placebo (n=46)
Weeks 0 2 4 & 6 12 36
Single administration
Primary endpoint
Visit every 4 weeks

CD, Cervical Dystonia; TWSTRS, Toronto Western Spasmodic Torticollis Rating Scale; U, units.
1 Data on File. ASPEN 1 CSR. Newark, CA: Revance Therapeutics, Inc., 2022.
2 Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022.

REVANCE®
Intended for investor audience

How is efficacy assessed in CD registration studies?

TORONTO WESTERN SPASMODIC TORTICOLLIS RATING SCALE (TWSTRS)

- Severity Scale (Clinician-rated): 0 – 35
- Disability Scale (Patient-rated): 0 - 30
- Pain Scale (Patient-rated): 0 – 20
  - Total Score: 0-85

Consky ES and Lang AE. Clinical assessments of patients with cervical dystonia. In: Jankovic J, Hallet M (eds). Therapy with botulinum toxin. New York: Dekker, 1994: 211-237.

EXAMPLE

Toronto Western Spasmodic Torticollis Rating Scale (TWSTRS)



TWSTRS Examination Record [TO BE COMPLETED BY THE EXAMINER]

WE MOVE ©WE MOVE™ 2002

Patient ____ Chart No. ____

Date ____ (MONTH | DAY | YEAR) Time ____ AM PM

I. Torticollis Severity Scale (MAXIMUM = 35)

							SCORE
A. Maximal Excursion							
1. Rotation	0	1	2	3	4		
2. Laterocollis	0	1	2	3			
3. Anterocollis or Retrocollis							
a. Anterocollis	0	1	2	3			
b. Retrocollis	0	1	2	3			
4. Lateral shift	0	1					
5. Sagittal shift	0	1					
B. Duration Factor (Weighted x 2)	0	1 (x 2)	2 (x 2)	3 (x 2)	4 (x 2)	5 (x 2)	
C. Effect of Sensory Tricks	0	1	2				
D. Shoulder Elevation/Anterior Displacement	0	1	2	3			
E. Range of Motion	0	1	2	3	4		
F. Time	0	1	2	3	4		
						SUBTOTAL SEVERITY	

II. Disability Scale (MAXIMUM = 30)

A. Work	0	1	2	3	4	5	
B. Activities of Daily Living	0	1	2	3	4	5	
C. Driving	0	1	2	3	4	5	
D. Reading	0	1	2	3	4	5	
E. Television	0	1	2	3	4	5	
F. Activities Outside the Home	0	1	2	3	4	5	
						SUBTOTAL DISABILITY	

III. Pain Scale (MAXIMUM = 20)

A. Severity of Pain (worst + best + (2*usual))/4	Best ___		Worst ___		Usual ___		
B. Duration of Pain	0	1	2	3	4	5	
C. Disability Due to Pain	0	1	2	3	4	5	
INJECTION RECORD ON REVERSE SIDE						SUBTOTAL PAIN	
						TOTAL TWSTRS SCORE	

REVANCE

Intended for investor audience

® Both 125U and 250U of DAXXIFY proved effective in providing symptom ® 1-2 Efficacy of DAXXIFY in CD relief in patients with cervical dystonia. 1 FIGURE 1: Change in TWSTRS at Weeks 4 & 6 (Primary Endpoint) 2 • p<0.0001 (125 U vs. Placebo) 2 50 45.3 • p=0.0006 (250 U vs. Placebo) 42.6 2 43.1 • p=0.1902 (250 U vs. 125 U) 40.0 40 31.3 29.8 30 Δ=29% Δ=26% 20 12.7 Δ=9% 10.9 10 4.3 0 Baseline Wks 4 & 6 Wks 4 & 6 Reduction* Baseline Reduction* Baseline Wks 4 & 6 Reduction* Placebo DAXXIFY® 125 U DAXXIFY® 250 U (n=46) (n=125) (n=130) *Least Square Means. ∆ Percent Change from Baseline . P-values based on ANCOVA model with prior BoNT treatment, Baseline TWSTRS, and region as a covariate. Multiple imputation for subjects missing both Week 4 and Week 6 (n=3). 1 DAXXIFY® Prescribing Information, 2023.Data on File. 2 ASPEN 1 CSR. Newark, CA: Revance Therapeutics, Inc., 2022. Intended for investor audience 3 Comella C, Jankovic J, Hauser R, et al. Efficacy and Safety of DaxibotulinumtoxinA for Injection (DAXI) in Cervical Dystonia: ASPEN-1 Phase 3 Randomized Controlled Trial. In review

® DAXXIFY demonstrated long-lasting duration, with a median duration 1-4 of 20-24 weeks until significant loss of effect (~80%) 0 Placebo (n=46) ® DAXXIFY 125U (n=125) -5 ® DAXXIFY 250U (n=130) -10 -15 -20 0 4 8 12 16 20 24 28 32 36 Weeks TWSTRS, Toronto Western Spasmodic Torticollis Rating Scale. 1 Comella CL, Jankivic J. Comparison of botulinum toxin serotypes A and B for the treatment of cervical dystonia. Neurology, 2005;65:1423–1429 2 Data on File. ASPEN 1 CSR. Newark, CA: Revance Therapeutics, Inc., 2022. Intended for investor audience 3 Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022. 4 DAXXIFY® Prescribing Information, 2023. Mean Change from Baseline in TWSTRS Total Score

ASPEN-OLS allowed individualized dose adjustments with Cycle 1 Cycles 2-4 (125U, 200U, 250U, or 300U) up to 4 treatment cycles at doses ® DAXXIFY 125U higher than initial 1 Phase 3 study Up to 3 additional treatments based on clinical Follow-up response ® DAXXIFY 250U 0 4 6 12 40 52 Weeks IM Injection 2.5 mL Visit every 4 weeks IM, intramuscular 1. Comella C, Barbano R, Vasquez A. Efficacy of DaxibotulinumtoxinA for Injection Over Successive Treatments in Adults With Isolated Cervical Dystonia in the Phase 3 ASPEN-1 and ASPEN-OLS Trials. Intended for investor audience Poster presented at: Association of Academic Physiatrists Annual Meeting; Anaheim, CA; February 21- 24, 2023.

ASPEN- OLS ASPEN- OLS ASPEN- OLS ASPEN- OLS The ASPEN-OLS * ASPEN-1 CYCLE 1 CYCLE 2 CYCLE 3 CYCLE 4 study demonstrated 0 continued -2 improvement with -4 repeat dosing and -6 individualized 1-2 treatment. -8 -10 -12 -12.5 -14 -15.4 -16 -17.7 -18 -17.9 -20 -19.9 -22 -24 Treatment Cycle TWSTRS, Toronto Western Spasmodic Torticollis Rating Scale *In patients who continued on to ASPEN OLS 1 Comella C, Barbano R, Vasquez A. Efficacy of DaxibotulinumtoxinA for Injection Over Successive Treatments in Adults With Isolated Cervical Dystonia in the Phase 3 ASPEN-1 and ASPEN-OLS Trials. Poster presented at: Association of Academic Physiatrists Annual Meeting; Intended for investor audience Anaheim, CA; February 21-24, 2023. 2 Data on file. Revance Therapeutics, Inc. Mean Change From Baseline in TWSTRS Total Score (95% CI)

Dosing increased in some patients up to 300U over successive 1 individualized treatments 100% 90% 300U 80% 300U 70% 300U 250U 60% 250U 50% 40% 250U 30% 250U 200U 20% 125U 200U 10% 200U 125U 125U 0% Cycle 1 (n=357) Cycle 2 (n=329) Cycle 3 (n=234) Cycle 4 (n=65) 1. McAllister, P, Jinnah, HA, Evidente, V, Patel, AT, et al. Long-term Safety of Repeat Treatments of DaxibotulinumtoxinA for Injection in Adults With Isolated Cervical Dystonia in Phase 3, Open-label, Multicenter ASPEN-OLS Trial. Poster presented at: American Academy of Neurology, Boston, MA, Intended for investor audience April 22-26, 2023. Percentage of Patients

Treatment-related adverse events ASPEN-1 ASPEN-OLS remained low with repeat treatments, Treatment-Related ASPEN-1 Cycle 1 Cycle 2 Cycle 3 Cycle 4 even with Adverse Events by Cycle (n=255) (n=357) (n=329) (n=234) (n=65) increasing doses ®1-2 of DAXXIFY Any treatment-related 26.7 21.0 17.0 19.7 13.8 adverse event Headache 4.7 1.1 1.5 0.4 0 Injection site pain 6.3 4.2 2.1 0.9 3.1 Injection site erythema 3.5 2.2 1.8 3.0 1.5 Muscular weakness 3.5 4.2 4.6 6.4 3.1 Dysphagia 2.7 3.9 4.3 4.7 3.1 1. Data on File. ASPEN 1 CSR. Newark, CA: Revance Therapeutics, Inc., 2022. 2. Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022. Intended for investor audience

® DAXXIFY has a strong safety profile with a low adverse event rate, notably across important areas such as dysphagia and muscle 1-2 weakness 3 3 2.5 2.5 2.7 ng 2.7 ng 5 5 500U 500U 2 2 2.12 ng 2.12 ng 6 236U 6,8 236U 1.5 1.5 1 1 1.1ng 1.1ng 0.96 ng 0.96 ng 7 7 250U 250U 4 4 240U 240U 0.5 0.5 0.56ng 0.48 ng 7 0.56ng 125U 0.48 ng 4 120U 7 125U 4 120U 0 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 2 4 6 8 10 12 14 16 % DYSPHAGIA % MUSCLE WEAKNESS 1. Data on File. ASPEN 1 CSRs. Newark, CA: Revance Therapeutics, Inc., 2022. 2. Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022. 3. Field. et al. AbobotulinumtoxinA (Dysport®), OnabotulinumtoxinA (Botox®), and IncobotulinumtoxinA (Xeomin®) Neurotoxin Content and Potential Implications for Duration and Response in Patients, Toxins 2018, 10(12), 535. 4. Xeomin® Prescribing Information, 2020 5. Dysport® Prescribing Information, 2020. 6. Botox® Prescribing Information, 2020. Intended for investor audience 7. DAXXIFY® Prescribing Information, 2023 8. FDA clinical review, BOTOX® CD sBLA 3 Amount of core neurotoxin (ng) 3 Amount of core neurotoxin (ng)

Dose titration with DAXXIFY® can be utilized to increase **efficacy and duration** to optimize outcomes for patients

Figure 1: Dose Titration to Increase Efficacy


TWSTRS Total Score
80
70
60
50
40
30
20
10
0
DAXXIFY Dose (Units)
300
250
125
0
-4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88
Study Week
ASPEN 1
OLS 1
OLS 2

TWSTRS, Toronto Western Spasmodic Torticollis Rating Scale

Figure 2: Dose Titration to Increase Duration


TWSTRS Total Score
80
70
60
50
40
30
20
10
0
DAXXIFY Dose (Units)
300
250
125
0
-4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88
Study Week
OLS 1
OLS 2
OLS 3

TWSTRS, Toronto Western Spasmodic Torticollis Rating Scale

Data on file. Revance Therapeutics Inc. 2022

REVANCE
Intended for investor audience

TIME OF RETREATMENT CYCLE - 1 Approved label provides 35% physicians flexibility in 30% 32% optimizing individualized treatment plans 25% 1 23% • Recommended dose of 125 to 250 units. 20% • Label contains data from repeat dose open 15% label trial, 28 (7.8%) subjects received one 13% treatment, 95 (26.6%) subjects received two 10% treatments, 169 (47.3%) received three 9% 5% treatments, and 65 (18.2%) received four 5% 4% ® treatments with DAXXIFY over the course 3% 2% 2% 0% 1 of 52 weeks. Week 12 Week 16 Week 20 Week 24 Week 28 Week 32 Week 36 Week 40 Week 44 Study Visit 1 DAXXIFY® Prescribing Information, 2023. 2 Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022. . Intended for investor audience Percentage of Patients

The long duration of DAXXIFY® may allow fewer treatments per year as well as more days of symptom relief

- Patients want to be treated as their symptoms re-emerge and before they return to baseline.[1-2]
  - For example, patients requested retreatment in ASPEN with ~40-50% peak efficacy remaining.[3]

Figure 1: Options to Treat as Symptoms Re-emerge


DAXXIFY®
BoNT-A
Symptom Response
Onset of effect
Retreatment as symptoms re-emerge
0
4
8
12
16
20
Time (weeks)
Injection

Figure 2: Retreatment Prior to Returning to Baseline


TWSTRS Total Score
Study Week
ASPEN 1
OLS 1
OLS 2

With long-acting DAXXIFY®, retreatments can be performed as symptoms re-emerge at 12 weeks or beyond depending on an individualized treatment plan.[3-5]

1. Evidente VGH, Fernandez HH, LeDoux MS, et al. A randomized, double-blind study of repeated incobotulinumtoxinA (Xeomin(®)) in cervical dystonia. J Neural Transm (Vienna). 2013;120(12):1699-1707.
2. Sethi KD, Rodriguez R, Olayinka B. Satisfaction with botulinum toxin treatment: a cross-sectional survey of patients with cervical dystonia. J Med Econ. 2012;15(3):419-423
3. Data on File. ASPEN 1 CSR. Newark, CA: Revance Therapeutics, Inc., 2022.
4. Adapted from Comella C. Patient perspectives on the therapeutic profile of botulinum neurotoxin type A in cervical dystonia. J of Neurology, 2020.
5. Data on File. ASPEN OLS CSR. Newark, CA: Revance Therapeutics, Inc., 2022.

REVANCE®
Intended for investor audience

COMMERCIAL LAUNCH STRATEGY ROB E. BANCROFT GENERAL MANAGER, THERAPEUTICS Intended for investor audience

P H Y SIC IAN Confidence to optimize treatment outcomes for patients ® DAXXIFY P AY ER Opportunity for category cost delivers for all management 3 stakeholders P ATIENT Potential for more good days Intended for investor audience

Physicians

Measured launch strategy designed to optimize patient outcomes and ensure smooth practice integration

SEPT 1, 2023

PREVU EARLY EXPERIENCE PROGRAM

30+ KOLs

2-3 injection cycles

Optimized dose, duration

Operational best practices

SEPT 15, 2023

- 11 physicians injecting
- 32 patients treated with DAXXIFY®
- Starting dose range 100U – 400U

MID-YEAR 2024

COMMERCIAL LAUNCH

Leverage learnings from PrevU to build physician confidence in broad product rollout

REVANCE®
Intended for investor audience

Payers Striving to manage medical benefit drug spend 1 BoNTs are #12 most costly medical benefit drug category 65% 60% 30% of commercial of CD treatment utilization mgmt (UM) payers cover by is covered by within the commercial category; commercial channel 35% cover by payers brand Trending Up 5% 15% 20% MEDICAID MEDICARE FEDERAL 1. 2022 / Magellan Rx Medical Pharmacy Trend Report Intended for investor audience

® DAXXIFY Economics Annual drug costs favorable vs. the market leader DIRECT VIAL COST ANNUALIZED COMPARISON ® ® vs BOTOX D A X XI F Y Graph represents first two quarters of WAC-based reimbursement. ASP-based reimbursement expected to begin Q2 2024 List price for 100U vials $7,608 $7,608 $8,000 ® BOTOX CALCULATED AT: $420 $634 3 vials/injection 4 injections/yr $6,000 $5,040 PER I N J EC T I O N S ES S I O N $3,780 $3,360 $4,000 $1,902 $2,520 $1,260 ® BOTOX 3 Vials $2,000 $840 ® DAXXIFY 2 Vials ® DAXXIFY 3 Vials $0 ® ® DAXXIFY 3X/yr DAXXIFY 4X/yr Botox® 3 Vials DAXXIFY® 2 Vials DAXXIFY® 3 Vials Intended for investor audience

® DAXXIFY Resonating with Payers Unique clinical profile, attractive economics ”No denying we need to revisit our ® UM strategy in light of DAXXIFY .” TOP REGIONAL PLAN WITH >1.5M LIVES BoNT step edit in place for years, covers by brand Potential cost UP TO savings per year ”The clinical efficacy and pricing are better 50% 1. Lower drug costs per year than what’s out there today.” LESS LARGE NORTHEAST PLAN WITH >3.5M lives 2. Fewer treatments per year No UM, covers by category 3. Lower procedural costs per year ”That’s responsible pricing. Let’s discuss a larger strategy.” TOP 10 COMMERCIAL PLAN WITH >10M lives Currently covers a single BoNT Intended for investor audience

The most important stakeholder Patients INNOVATIVE PRODUCT Opportunity for more good days BETTER ECONOMICS Reduced co-insurance LONG DURATION Potentially fewer injections IInt ntend ended ed f for or i inv nves est tor or a aud udiienc ence e

Aspiration: BoNT of Choice for CD

Unique product, strong economic value, efficient strategy

MUST WIN BATTLES

- Leverage PrevU to accelerate broader adoption at launch
- Optimized, scalable switching journey for HCPs and patients
- HCP confidence that DAXXIFY® solves patient unmet needs
- Unencumbered market access

TARGETED GO-TO-MARKET

~1,000 high volume CD HCPs

CLEAR COMMERCIAL OBJECTIVE

Switch CD patients to DAXXIFY®

Infrastructure

- Sales
- Field Reimbursement
- Medical Affairs
- Ntl Acct Directors

~30 field headcount

Key Milestones

- Permanent J Code
  - January 2024
- Commercial Coverage
  - ~50% by mid-year 2024
- Commercial Launch
  - Mid-year 2024

REVANCE®
Intended for investor audience

INVESTOR DAY 2023 FUTURE GROWTH OPPORTUNITIES DUSTIN S. SJUTS – P R ES ID ENT Intended for investor audience

Multiple paths to growth beyond ® DAXXIFY Strategic Therapeutics International Partnerships Pipeline U.S. aesthetics Expansion Expansion Intended for investor audience

® DAXXIFY supply chain investments support future growth—creating opportunity for higher capacity and lower cost over time 2010 2017 2021 2023 2025 WHOLLY-OWNED CMO SIGNED CMO SIGNED CMO APPROVAL ANTICIPATED U.S.-BASED AJINOMOTO PCI PHARMA AJINOMOTO CMO APPROVAL MANUFACTURING BIOSCIENCES BIOSCIENCES PCI PHARMA FACILITY ® U.S International DAXXIFY commercialization expansion (2025+) clinical trials International regulatory filings (2023-2025) Intended for investor audience

EU C H INA CA N A DA Significant OUS neuromodulator market totaling $2.6B Key countries and regions represent majority of opportunity A U STR A LI A B R A ZIL Market size as of 2022. Decision Resources Group Aesthetics Injectables Botulinum Toxin Reports- 2023. Intended for investor audience

Partnership with Fosun Pharma

PROVIDES
potential entry into

1st

international market for DAXXIFY®, China, a **$740M**[1] market with established distribution partner

REGULATORY MILESTONES

CHINA NMPA BLA ACCEPTANCES:

DAXXIFY® for glabellar lines – April 2023

DAXXIFY® for cervical dystonia – July 2023

2024

ANTICIPATED APPROVALS[2]

1. Market size as of 2022. Decision Resources Group Aesthetics Injectables Botulinum Toxin Reports, Asia Pacific Supplemental- 2023.
2. Assumes 14-16 month review cycle by China's National Medical Products Administration.

REVANCE®
Intended for investor audience

Partnership with Viatris – Biosimilar to BOTOX®

PROVIDES
potential access to

15

Currently approved and future BOTOX® indications totaling **$5.3B** global opportunity[1]

- Overactive bladder
- Detrusor overactivity
- Pediatric detrusor overactivity
- Chronic migraine
- Adult upper limb spasticity
- Adult lower limb spasticity
- Pediatric upper limb spasticity
- Pediatric lower limb spasticity
- Cervical dystonia
- Axillary hyperhidrosis
- Blepharospasm
- Strabismus
- Glabellar lines
- Lateral canthal lines
- Forehead lines

PROGRESS

- ✓ Secured agreement with FDA on path to BOTOX® biosimilar
- ✓ Analytic characterization of BOTOX® to confirm similarity to biosimilar
- ✓ Production of biosimilar drug substance to allow initiation of clinical trials
- ❑ Potential IND filing by year-end

1. Based on Abbvie Inc. Form 10-K for the Year Ended December 31, 2022. Represents Botox global aesthetics and therapeutics revenues, available on pg. 38.

REVANCE®
Intended for investor audience

Unlocking our near-term and long-term opportunity in therapeutics IN D IC A T IO N U S M A R K ET SIZ E Phase 3 – FDA Approved CD Commercial Launch Cervical Dystonia $345M Adult Upper Limb Spasticity – Spasticity $654M End of Phase 2 Meeting Complete Migraine $977M Additional Data Generation Opportunities Under Review Other $490M Intended for investor audience

Future potential revenue streams represent significant upside to current valuation

DAXXIFY®

U.S. THERAPEUTICS MARKET[1]

$2.0B

CERVICAL DYSTONIA

SPASTICITY

MIGRAINE

INTERNATIONAL MARKET[1]

$2.6B

AESTHETICS & THERAPEUTICS

STRATEGIC PARTNERSHIPS POTENTIAL

FOSUN PHARMA

UP TO

$223M

MILESTONE PAYMENTS

+Low to High-Teens

ROYALTIES

VIATRIS

UP TO

$225M

MILESTONE PAYMENTS

+Low to Mid-Teens

ROYALTIES FOR KEY MARKETS

1. Market size as of 2022. Spasticity includes lower and upper limb spasticity. Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2023. Decision Resources Group Aesthetics Injectables Botulinum Toxin Reports- 2023.

REVANCE®
Intended for investor audience

INVESTOR DAY 2023 FINANCIAL REVIEW TOBIN C. SCHILKE – CHIEF FINANCIAL OFFICER Intended for investor audience

PRODUC T REVENUE ($ M) $200 $172M Solid track $150 $49 record of $11 $100 $1 $123 financial results $107 $50 $71 supported by innovative product portfolio and commercial strategy $13 $- 2020 2021 2022 TTM Q2'23 RHA® COLLECTION DAXXIFY® Intended for investor audience

Revenue guidance plan 2024 2023 2022 2021 ® ® st ® st ® DAXXIFY full 1 full year of DAXXIFY 1 full year of RHA DAXXIFY Approval and commercial launch launch Collection launch Q4 PrevU program Sales force expansion Expects to provide to 150 product revenue guidance in the first half of 2024 Intended for investor audience

Long-term • Scale and leverage from U.S.-based CMOs Ajinomoto Biopharma (2023) supply chain and PCI Pharma (2025) strategy supports • Hybrid supply chain optimizes CapEx ® U.S. DAXXIFY and gross margins • Supports competitive COGs and Adjusted Gross margin profile for OUS expansion * Margin of >80% *Adjusted gross margins defined as gross margins excluding stock-based compensation, depreciation and amortization. Intended for investor audience

Pr i or Cur r e nt GAAP OPEX RANGE $460M - $480M $545M - $585M Revised N ON -GAAP OPEX RANGE $320M - $340M $315M - $335M 2023 OPEX Guidance N ON -GAAP R&D EXPENSE $80M - $90M $75M - $85M Revised GAAP OPEX range reflects anticipated impairment charges from the company’s payment processing platform. Intended for investor audience

Capital allocation priorities support continued growth across aesthetics and therapeutics AE S TH E TI C S D AXXI FY® SUPPLY CHAIN GRO W TH TH E RAP E U TI C S L A U NC H Intended for investor audience

Growing operating leverage with:

- 2nd aesthetics product launch (DAXXIFY®)
- DAXXIFY® therapeutics launch
- Focused sales and marketing investments
- Supply chain efficiencies
- Maximizing current capabilities:
    - Nashville Experience Center
    - In-house creative agency

NON-GAAP OPEX AS % OF REVENUE


800%
700%
600%
500%
400%
300%
200%
100%
0%
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

REVANCE®
Intended for investor audience

Nashville Experience Center CASE STUDY Trainings/customer events per year 50-60 Annual cost savings compared to hosting externally $5-7M Payback 1 Year IInt ntend ended ed f for or i inv nves est tor or a aud udiienc ence e

AS OF Q2 '23 Funded to $320M 2025 In cash, cash equivalents, short-term cash flow EX P EC T P OS I TI V E investments ADJ U S T E D E B I T DA* I N 2 02 5 break-even +$50 M In notes funded in August 2023 from Note Purchase Agreement *Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, stock-based compensation and extraordinary items such as restructuring and impairment charges. Intended for investor audience

Executing from a position of **financial strength**

NEAR-TERM

- **Continued disciplined capital allocation**
  - Streamlining operations by exiting OPUL® payments business
  - Frees up ~$20M/year for reinvestment
  - Results in $5M reduction in 2023 Non-GAAP Opex guidance
- **New pricing program positions DAXXIFY® for meaningful share gain over time**
  - Q3 product revenue has potential to be around Q2 levels due to recent roll out of pricing program and traditional seasonality
  - Company expects to provide product revenue guidance in first half 2024

LONG-TERM

- Cash position of $319.7 million at end of Q2'23, coupled with additional $50M in notes funds Revance to **positive Adjusted EBITDA in 2025**
- Expects U.S. DAXXIFY® adjusted gross margin of **>80%**
- **Confidence in blockbuster potential** of U.S. aesthetics product portfolio (DAXXIFY® and RHA® Collection)
- **Additional growth opportunities** from therapeutics, OUS, and strategic partnerships with Fosun and Viatris

REVANCE®
Intended for investor audience

INVESTOR DAY 2023 CLOSING REMARKS MARK J. FOLEY – CHIEF EXECUTIVE OFFICER Intended for investor audience

• Leading innovation across neuromodulators and Focused on dermal fillers long-term • Demonstrated ability to execute with RHA collection value creation product launch and, with adjusted DAXXIFY® strategy, positioned for meaningful share growth • Robust potential in therapeutics franchise • Additional growth opportunities through OUS expansion and strategic partnerships • Well capitalized to execute on our strategic priorities • Right people and infrastructure Intended for investor audience

INVESTOR DAY 2023 Q&A Intended for investor audience

INVESTOR DAY 2023 All trademarks are property of their respective owners